                                                                    Exhibit 10.4

                             AMENDMENT NO. 5 TO THE
                          1997 STOCK INCENTIVE PLAN OF
                                  AMETEK, INC.

            WHEREAS, AMETEK, Inc. (the "Company") has adopted the 1997 Stock Incentive Plan of AMETEK, Inc. (the "Plan"); and

            WHEREAS, Section 19 of the Plan permits the Board of Directors of the Company or the Committee (as defined in the Plan) to amend the Plan; and

            WHEREAS, the Board of Directors of the Company now desires to amend the Plan in certain respects;

            NOW, THEREFORE, the Plan is hereby amended as follows:

            1. Section 2(f) of the Plan is hereby amended to read in its entirety as follows:

                  "2.   Definitions.

                        (f) "Committee" shall mean the Compensation Committee of the Board of Directors and hereinafter described in Section 4."

            2. The provisions of this Amendment shall be effective as of May 18, 2004.

            3. Except to the extent hereinabove set forth, the Plan shall remain in full force and effect.

            IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of the Company as of the 18th day of May, 2004.

                                        AMETEK, INC.

                                        By: /s/ John J. Molinelli
                                            -------------------------------
                                              Name:  John J. Molinelli
                                              Title: Executive Vice President &
                                                      Chief Financial Officer

Attest:

/s/ Kathryn E. Londra
------------------------------------
Kathryn E. Londra
Corporate Secretary